UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2005

TREATY OAK BANCORP, INC.

(Exact name of registrant as specified in its charter)

Texas

(State or other jurisdiction of incorporation)

333-112325	20-0413144
(Commission File Number)	(IRS Employer Identification No.)

101 Westlake Drive Austin, Texas	78746
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (512) 617-3600

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Mark J. Pietrantone voluntarily resigned as Secretary of the Company, effective as of September 14, 2005.  On September 27, 2005, the Board of Directors appointed Sandra L. Ellsworth as the Secretary of the Company, effective immediately.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TREATY OAK BANCORP, INC.
By:	/s/ Terry W. Hamann
Terry W. Hamann
President and Chief Executive Officer

Dated: October 17, 2005